UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8215

Name of Fund:  MuniHoldings Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ,
   08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 07/31/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings Fund II, Inc.


Annual Report
July 31, 2004



MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011



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MuniHoldings Fund II, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of July 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 5.35%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point rate hike, bringing the target short-term interest rate to 1.50% - still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to the interest rate increases so as to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation - just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising rates means the value of older issues declines because they bear the former lower rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. But because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the six-month and 12-month periods ended July 31, 2004, municipal bonds posted returns of +.06% and +5.79%, respectively, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided an attractive total return and competitive yields for the year, outperforming its peer group as well as the broader municipal bond market.


Discuss the recent market environment relative to municipal bonds.

Over the past 12 months, long-term U.S. Treasury bond yields, while displaying considerable month-to-month volatility, were little changed. As the period began, bond prices were on the rise as yields, which move in the opposite direction, declined. Despite continued improvement in U.S. economic conditions, solid job creation remained elusive. Consumer confidence faltered, and investors became increasingly convinced that the Federal Reserve Board (the Fed) would hold short-term interest rates at their historic lows. Under the circumstances, long-term U.S. Treasury bond yields fell to 4.65% by mid-March 2004.

Beginning in early April, however, monthly employment reports began to show unexpectedly large gains. In response, bond prices fell (yields increased). Associated improvements in consumer confidence and spending led some investors to reverse their earlier expectations, believing instead that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. By early June, long-term U.S. Treasury bond yields had risen to over 5.50%.

For the remainder of the period, bond yields generally declined. While economic growth remained positive, inflationary measures continued to be negligible. More importantly, on June 30, the Fed raised its short-term interest rate target for the first time in four years - from 1% to 1.25%. In doing so, the Fed indicated a tendency toward a measured, moderate monetary tightening cycle, which helped support higher bond prices (and lower yields). By the end of July 2004, long-term U.S. Treasury bond yields stood at 5.20%, a decline of 10 basis points (.10%) over the past year. The 10-year U.S. Treasury note yield ended the period at 4.48%, an increase of less than 10 basis points during the past 12 months.

Tax-exempt issues, supported by a favorable technical backdrop, experienced less volatility than their taxable counterparts during the year. Declining supply trends allowed tax-exempt bond prices to register modest gains. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 10 basis points over the last year to 5.31%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined more than 15 basis points to 4.90% at July 31, while yields on 10-year AAA-rated issues fell more than 25 basis points to 3.79%.

During the past 12 months, more than $360 billion in new long-term tax-exempt bonds was underwritten, a decline of approximately 8% compared to last year. Approximately $100 billion in long-term tax-exempt bonds was issued in the last three months of the period, a decline of more than 15% versus the same period a year ago. The tax-exempt bond market maintained a positive supply/demand position throughout the year, allowing municipal issues to outperform their taxable counterparts.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2004, the Common Stock of MuniHoldings Fund II, Inc. had net annualized yields of 7.40% and 7.64%, based on a year-end per share net asset value of $13.98 and a per share market price of $13.53, respectively, and $1.034 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.88%, based on a change in per share net asset value from $13.46 to $13.98, and assuming reinvestment of $1.031 per share ordinary income dividends.

The Fund's total return, based on net asset value, significantly exceeded the +9.50% average return of the Lipper General Municipal Debt Funds (Leveraged) for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is attributed to our focus on yield. To this end, our bond selection was guided by our in-house team of 12 full-time credit analysts. During the period, we also maintained the Fund's exposure to the high yield portion of the market. Spread products are lower-quality issues that traditionally offer higher yields than higher-quality issues with comparable maturities. The Fund's yield and total return benefited as municipal credit spreads tightened significantly over the past 12 months.



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



For the six-month period ended July 31, 2004, the total investment return on the Fund's Common Stock was +1.28%, based on a change in per share net asset value from $14.34 to $13.98, and assuming reinvestment of $.522 per share income dividends.

For the six-month period ended July 31, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had average yields of .96% for Series A and 1.57% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the fiscal year?

At the beginning of the period, we increased the Fund's exposure to corporate-backed bonds in the tax-exempt market. These included utility companies, such as TXU Electric Company LLC, CenterPoint Energy, Inc., Tucson Electric Power Company, Public Service New Mexico and Tampa Electric Company, as well as paper companies and airline credits.

In addition, we increased our holdings in tax-backed development districts in Florida and California. Both of these states attract demand for retail and commercial development and have strong historical track records for such financing. These purchases increased the Fund's competitive yield and positioned the portfolio to perform well in the event of a continued narrowing of credit spreads. We also increased our position in California general obligation debt, taking advantage of relatively low prices during the state's budgetary turmoil last year and early this year. We have since trimmed these holdings as California debt recently outperformed the broader municipal market.

During the period, the Fund's borrowing costs remained in the ..85% - 1.57% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, continued to generate a significant income benefit to the Fund's Common Stock shareholders. At this time, the Fed has articulated its intention to bring short-term interest rates to a neutral level, starting with modest rate hikes at its June and August 2004 meetings. Nevertheless, future interest rate increases are expected to be gradual and should not have a material impact on the positive advantage leverage has upon the Fund's Common Stock yield. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.86% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Our primary focus is to seek to maintain the portfolio's current yield and protect the Fund's net asset value should interest rates rise in the future. We expect the economy to continue to gain strength over the next several quarters, pushing interest rates slightly higher. Under this scenario, credit spreads should continue to narrow, albeit at a slower pace than witnessed over the past 12 months, as corporate earnings grow.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


August 17, 2004



MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Schedule of Investments                                                                                      (In Thousands)

                S&P         Moody's      Face
State           Ratings++   Ratings++  Amount  Municipal Bonds                                                      Value
Alabama--2.8%     AAA         Aaa     $ 4,000  Jefferson County, Alabama, Sewer Revenue Bonds, Series D,
                                               5.70% due 2/01/2007 (b)(h)                                         $   4,367

Arizona--4.5%     BBB+        Baa1      1,000  Arizona Health Facilities Authority Revenue Bonds
                                               (Catholic Healthcare West), Series A, 6.625% due 7/01/2020             1,091
                  NR*         Caa2      2,800  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                               Bonds (America West Airlines Inc. Project), AMT, 6.30% due
                                               4/01/2023                                                              2,096
                  NR*         Baa3      1,000  Pima County, Arizona, IDA, Education Revenue Bonds (Arizona
                                               Charter Schools Project), Series C, 6.75% due 7/01/2031                1,014
                                               Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                                               (Columbus Village), Series A (f):
                  AAA         NR*         585     6% due 10/20/2031                                                     589
                  AAA         NR*         770     6.05% due 10/20/2041                                                  776
                  NR*         NR*       1,325  Show Low, Arizona, Improvement District No. 5, Special
                                               Assessment Bonds, 6.375% due 1/01/2015                                 1,376

California--      AAA         Aaa       2,000  Benicia, California, Unified School District, GO, Refunding,
22.5%                                          Series A, 5.615%** due 8/01/2020 (b)                                     893
                  BBB+        A2        5,000  California State Department of Water Resources, Power Supply
                                               Revenue Bonds, Series A, 5.25% due 5/01/2020                           5,224
                  BBB         A3        5,250  California State, GO, Refunding, 5.375% due 10/01/2027                 5,340
                  BBB-        Baa1      5,200  California State Public Works Board, Lease Revenue Bonds
                                               (Department of Corrections), Series C, 5.25% due 6/01/2028             5,199
                                               Golden State Tobacco Securitization Corporation of California,
                                               Tobacco Settlement Revenue Bonds:
                  BBB         Baa3        870     Series A-3, 7.875% due 6/01/2042                                      887
                  BBB-        Baa1      2,000     Series B, 5.75% due 6/01/2021                                       2,066
                  BBB-        Baa1      1,330     Series B, 5.625% due 6/01/2033                                      1,345
                  NR*         NR*       1,750  Poway, California, Unified School District, Special Tax
                                               (Community Facilities District Number 6 Area), Series A,
                                               6.125% due 9/01/2033                                                   1,774
                                               Sacramento County, California, Sanitation District, Financing
                                               Authority Revenue Refunding Bonds (e):
                  AA          Aa3       1,000     RIB, Series 366, 10.392% due 12/01/2027                             1,122
                  AA          Aa3       2,500     Trust Receipts, Class R, Series A, 10.57% due 12/01/2019            2,798
                                               San Marino, California, Unified School District, GO,
                                               Series A (d):
                  AAA         Aaa       1,820     5.50%** due 7/01/2017                                                 982
                  AAA         Aaa       1,945     5.55%**due 7/01/2018                                                  987
                  AAA         Aaa       2,070     5.60%** due 7/01/2019                                                 988
                  AAA         Aaa       5,000  Tracy, California, Area Public Facilities Financing Agency,
                                               Special Tax Refunding Bonds (Community Facilities District
                                               Number 87-1), Series H, 5.875% due 10/01/2019 (d)                      5,442

Colorado--1.3%    NR*         NR*       1,890  Elk Valley, Colorado, Public Improvement Revenue Bonds
                                               (Public Improvement Fee), Series A, 7.10% due 9/01/2014                1,963

Florida--5.8%     NR*         NR*       1,700  Ballantrae, Florida, Community Development District, Capital
                                               Improvement Revenue Bonds, 6% due 5/01/2035                            1,683
                  AA-         A3        1,250  Broward County, Florida, Resource Recovery Revenue Refunding
                                               Bonds (Wheelabrator South Broward), Series A, 5.375% due
                                               12/01/2009                                                             1,354
                  NR*         NR*       2,250  Midtown Miami, Florida, Community Development District,
                                               Special Assessment Revenue Bonds, Series A, 6.25% due 5/01/2037        2,279



Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts



MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P         Moody's      Face
State           Ratings++   Ratings++  Amount  Municipal Bonds                                                      Value
Florida           A           A2      $ 2,400  Orange County, Florida, Health Facilities Authority,
(concluded)                                    Hospital Revenue Bonds (Orlando Regional Healthcare),
                                               6% due 12/01/2028                                                  $   2,507
                  NR*         NR*       1,300  Preserve at Wilderness Lake, Florida, Community Development
                                               District, Capital Improvement Bonds, Series A, 5.90% due
                                               5/01/2034                                                              1,263

Georgia--1.6%     NR*         NR*       1,250  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                               Station Project), 7.90% due 12/01/2024                                 1,301
                  BBB         NR*       1,250  Milledgeville-Baldwin County, Georgia, Development Authority
                                               Revenue Bonds (Georgia College and State University Foundation),
                                               5.50% due 9/01/2024                                                    1,254

Idaho--1.3%       BB+         Ba3       2,000  Power County, Idaho, Industrial Development Corporation,
                                               Solid Waste Disposal Revenue Bonds (FMC Corporation Project),
                                               AMT, 6.45% due 8/01/2032                                               2,041

Illinois--2.5%    CCC         Caa2      1,000  Chicago, Illinois, O'Hare International Airport, Special
                                               Facility Revenue Refunding Bonds (American Airlines Inc.
                                               Project), 8.20% due 12/01/2024                                           770
                  NR*         NR*       1,000  Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                               6.75% due 12/01/2032                                                   1,025
                  AA          Aa2       2,000  Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT,
                                               Sub-Series C-2, 5.25% due 8/01/2022                                    2,041

Indiana--1.7%     NR*         NR*       2,595  Indiana State Educational Facilities Authority, Revenue
                                               Refunding Bonds (Saint Joseph's College Project), 7% due
                                               10/01/2029                                                             2,712

Kentucky--0.6%    NR*         NR*       1,165  Kenton County, Kentucky, Airport Board, Special Facilities
                                               Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                               6.625% due 7/01/2019                                                     954

Louisiana--0.8%   B           NR*       1,150  Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone
                                               Container Corporation), AMT, 7.45% due 3/01/2024                       1,174

Maine--2.3%       AA+         Aa1       3,455  Maine State Housing Authority, Mortgage Purchase Revenue
                                               Refunding Bonds, Series B, 5.30% due 11/15/2023                        3,566

Maryland--1.6%    NR*         Baa3      1,250  Maryland State Economic Development Corporation, Student
                                               Housing Revenue Bonds (University of Maryland College Park
                                               Project), 6.50% due 6/01/2027                                          1,336
                  NR*         NR*       1,050  Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                               AMT, 7.40% due 9/01/2019                                               1,073

Massachusetts--                                Massachusetts State Development Finance Agency Revenue
2.6%                                           Bonds (Neville Communities Home), Series A (f):
                  AAA         NR*         600     5.75% due 6/20/2022                                                   652
                  AAA         NR*       1,500     6% due 6/20/2044                                                    1,591
                  BB+         NR*       1,000  Massachusetts State Development Finance Agency, Revenue
                                               Refunding Bonds (Eastern Nazarene College), 5.625% due
                                               4/01/2029                                                                846
                  AAA         Aaa       1,000  Massachusetts State, HFA, Housing Revenue Bonds (Rental
                                               Mortgage), AMT, Series C, 5.625% due 7/01/2040 (a)                     1,010

Michigan--6.9%    BBB         Baa2      2,630  Delta County, Michigan, Economic Development Corporation,
                                               Environmental Improvement Revenue Refunding Bonds (Mead
                                               Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                     2,731
                  A           NR*       1,100  Flint, Michigan, Hospital Building Authority, Revenue
                                               Refunding Bonds (Hurley Medical Center), Series A, 6% due
                                               7/01/2020                                                              1,157
                  B           Ba3       2,000  Michigan State Hospital Finance Authority, Revenue
                                               Refunding Bonds (Detroit Medical Center Obligation Group),
                                               Series A, 6.50% due 8/15/2018                                          1,730
                  AAA         Aaa       5,000  Michigan State Strategic Fund, Limited Obligation Revenue
                                               Refunding Bonds (Detroit Edison Company Project), AMT,
                                               Series C, 5.65% due 9/01/2029 (i)                                      5,161

Minnesota--4.8%   A-          NR*       1,680  Minneapolis, Minnesota, Community Development Agency,
                                               Supported Development Revenue Refunding Bonds (Common Bond),
                                               Series G-3, 5.35% due 12/01/2021                                       1,737
                                               Rockford, Minnesota, Independent School District
                                               Number 883, GO (c):
                  AAA         Aaa       2,870     5.60% due 2/01/2019                                                 3,145
                  AAA         Aaa       2,390     5.60% due 2/01/2020                                                 2,607

Mississippi--                                  Mississippi Business Finance Corporation, Mississippi, PCR,
1.9%                                           Refunding (System Energy Resources Inc. Project):
                  BBB-        Ba1       2,500     5.875% due 4/01/2022                                                2,507
                  BBB-        Ba1         500     5.90% due 5/01/2022                                                   504

Missouri--2.5%                                 Fenton, Missouri, Tax Increment Revenue Refunding and
                                               Improvement Bonds (Gravois Bluffs):
                  NR*         NR*         770     6.75% due 10/01/2015                                                  786
                  NR*         NR*       1,000     7% due 10/01/2021                                                   1,073
                  NR*         NR*       1,000  Kansas City, Missouri, IDA, First Mortgage Health Facilities
                                               Revenue Bonds (Bishop Spencer Place), Series A, 6.50% due
                                               1/01/2035                                                                981
                  BBB+        Baa1      1,000  Missouri State Development Finance Board, Infrastructure
                                               Facilities Revenue Refunding Bonds (Branson), Series A,
                                               5.50% due 12/01/2032                                                   1,003


MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P         Moody's      Face
State           Ratings++   Ratings++  Amount  Municipal Bonds                                                      Value
New Jersey--                                   New Jersey EDA, Retirement Community Revenue Bonds,
5.8%                                           Series A:
                  NR*         NR*     $ 1,000     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031       $   1,013
                  NR*         NR*       2,000     (Seabrook Village Inc.), 8.125% due 11/15/2023                      2,130
                  B           Caa2      2,000  New Jersey EDA, Special Facility Revenue Bonds (Continental
                                               Airlines Inc. Project), AMT, 6.625% due 9/15/2012                      1,789
                  NR*         Baa1      2,375  New Jersey Health Care Facilities Financing Authority
                                               Revenue Bonds (South Jersey Hospital), 6% due 7/01/2026                2,452
                  BBB         Baa3      1,725  Tobacco Settlement Financing Corporation of New Jersey
                                               Revenue Bonds, 7% due 6/01/2041                                        1,595

New Mexico--2.4%  BBB-        Baa2      3,675  Farmington, New Mexico, PCR, Refunding (Public Service
                                               Company--San Juan Project), Series A, 5.80% due 4/01/2022              3,687

New York--21.0%   NR*         NR*       1,000  Dutchess County, New York, IDA, Civic Facility Revenue
                                               Refunding Bonds (Saint Francis Hospital), Series A, 7.50%
                                               due 3/01/2029                                                            976
                  NR*         NR*         415  New York City, New York, City IDA, Civic Facility Revenue
                                               Bonds, Series C, 6.80% due 6/01/2028                                     426
                  BB-         Ba2         825  New York City, New York, City IDA, Special Facility
                                               Revenue Bonds (British Airways PLC Project), AMT, 7.625%
                                               due 12/01/2032                                                           815
                  NR*         Aaa       7,860  New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Bonds, RITR,
                                               Series 11, 10.29% due 6/15/2026 (c)(e)                                 9,047
                                               New York State Dormitory Authority Revenue Bonds (d):
                  AAA         A3        2,550     (Mental Health Services), Series B, 5.75% due 2/15/2010 (h)         2,879
                  AAA         A3          950     (Mental Health Services), Series B, 5.75% due 2/15/2020             1,042
                  AAA         Aaa       2,030     (School Districts Financing Program), Series D, 5.25%
                                                  due 10/01/2023                                                      2,134
                  AA          Aaa       1,785  New York State Dormitory Authority, State Personal Income
                                               Tax Education Revenue Bonds, Series A, 5% due 3/15/2020 (d)            1,858
                  A+          NR*       4,610  New York State Municipal Bond Bank Agency, Special School
                                               Purpose Revenue Bonds, Series C, 5.25% due 12/01/2019                  4,839
                  NR*         NR*          55  Suffolk County, New York, IDA, Civic Facility Revenue Bonds
                                               (Special Needs Facilities Pooled Program), Series D-1, 5.50%
                                               due 7/01/2007                                                             55
                                               Tobacco Settlement Financing Corporation of New York Revenue
                                               Bonds, Series A-1:
                  AA-         A3        1,100     5.50% due 6/01/2014                                                 1,173
                  AA-         A3        1,100     5.50% due 6/01/2015                                                 1,175
                  AA-         A3        2,400     5.50% due 6/01/2018                                                 2,570
                  AAA         Aaa       2,000     5.25% due 6/01/2022 (a)                                             2,082
                  NR*         NR*       1,575  Westchester County, New York, IDA, Continuing Care Retirement,
                                               Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                               6.50% due 1/01/2034                                                    1,552

North Carolina--  BBB         Baa2      2,000  North Carolina Eastern Municipal Power Agency, Power System
1.4%                                           Revenue Bonds, Series D, 6.75% due 1/01/2026                           2,187

Ohio--6.4%        AAA         Aaa      10,000  Ohio State Air Quality Development Authority, Revenue Refunding
                                               Bonds (Dayton Power & Light Company), Series B, 6.40% due
                                               8/15/2027 (d)                                                         10,034

Oklahoma--1.0%                                 Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                               Bonds (AMR Corporation), AMT, Series A:
                  B-          Caa2        430     5.80% due 6/01/2035                                                   426
                  B-          Caa2      1,075     5.375% due 12/01/2035                                               1,014

Pennsylvania--                                 Pennsylvania Economic Development Financing Authority, Exempt
6.0%                                           Facilities Revenue Bonds (National Gypsum Company), AMT:
                  NR*         NR*       2,750     Series A, 6.25% due 11/01/2027                                      2,745
                  NR*         NR*       2,000     Series B, 6.125% due 11/01/2027                                     1,966
                  NR*         NR*         540  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                               Development, 7.75% due 12/01/2017                                        553
                  A-          NR        2,630  Sayre, Pennsylvania, Health Care Facilities Authority,
                                               Revenue Bonds (Guthrie Health Issue), Series B, 7.125%
                                               due 12/01/2031                                                         2,998
                  A-          NR*       1,000  Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                               Refunding Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031      1,013

Rhode Island--    BBB         Baa2      2,190  Rhode Island State Health and Educational Building Corporation,
1.4%                                           Hospital Financing Revenue Bonds (Lifespan Obligation Group),
                                               6.50% due 8/15/2032                                                    2,271


MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P         Moody's      Face
State           Ratings++   Ratings++  Amount  Municipal Bonds                                                      Value
South Carolina--  BBB+        Baa2    $ 2,080  Medical University, South Carolina, Hospital Authority,
3.7%                                           Hospital Facilities Revenue Refunding Bonds, Series A,
                                               6.375% due 8/15/2027                                               $   2,145
                  BBB-        NR*       2,000  South Carolina Jobs, EDA, Economic Development Revenue
                                               Bonds (Westminster Presbyterian Center), 7.75% due 11/15/2030          2,192
                  BBB         Baa3      1,700  Tobacco Settlement Revenue Management Authority of South
                                               Carolina, Tobacco Settlement Revenue Bonds, Series B, 6.375%
                                               due 5/15/2028                                                          1,472

Tennessee--3.8%   NR*         NR*       2,200  Hardeman County, Tennessee, Correctional Facilities
                                               Corporation Revenue Bonds, Series B, 7.375% due 8/01/2017              2,244
                  A-          A3        3,450  Shelby County, Tennessee, Health, Educational and Housing
                                               Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                               Healthcare), 6.50% due 9/01/2026                                       3,738

Texas--12.4%      BBB-        Baa3      2,665  Austin, Texas, Convention Center Revenue Bonds (Convention
                                               Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028           2,771
                                               Brazos River Authority, Texas, PCR, Refunding:
                  BBB-        Baa2      1,000     (TXU Electric Company LLC Project), Series B, 4.75%
                                                  due 5/01/2029                                                       1,034
                  BBB         Baa2      1,100     (TXU Energy Company LLC Project), AMT, Series C, 6.75%
                                                  due 10/01/2038                                                      1,142
                  A           A3        2,875  Brazos River, Texas, Harbor Navigation District, Brazoria
                                               County Environmental Revenue Refunding Bonds (Dow Chemical
                                               Company Project), AMT, Series A-7, 6.625% due 5/15/2033                3,067
                  BBB-        Baa3      2,300  Dallas-Fort Worth, Texas, International Airport Facility,
                                               Improvement Corporation Revenue Bonds (Learjet Inc.), AMT,
                                               Series 2001-A-1, 6.15% due 1/01/2016                                   2,294
                  CCC         Caa2      1,000  Dallas-Fort Worth, Texas, International Airport Facility,
                                               Improvement Corporation Revenue Refunding Bonds (American
                                               Airlines), AMT, Series B, 6.05% due 5/01/2029                            953
                  NR*         NR*       1,300  Houston, Texas, Health Facilities Development Corporation,
                                               Retirement Facility Revenue Bonds (Buckingham Senior Living
                                               Community), Series A, 7.125% due 2/15/2034                             1,323
                  BBB-        Ba2       2,965  Matagorda County, Texas, Navigation District Number 1 Revenue
                                               Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029      3,264
                  BB          Ba3       1,100  Port Corpus Christi, Texas, Individual Development Corporation,
                                               Environmental Facilities Revenue Bonds (Citgo Petroleum
                                               Corporation Project), AMT, 8.25% due 11/01/2031                        1,160
                  BBB         Ba3       2,495  Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                               Series A, 6.45% due 11/01/2030                                         2,371

Vermont--0.7%     BBB+        NR*       1,000  Vermont Educational and Health Buildings, Financing Agency
                                               Revenue Bonds (Developmental and Mental Health), Series A,
                                               6.50% due 6/15/2032                                                    1,015

Virginia--16.0%                                Chesterfield County, Virginia, IDA, PCR (Virginia Electric
                                               and Power Company):
                  BBB+        A3          425     Series A, 5.875% due 6/01/2017                                        458
                  BBB+        A3          575     Series B, 5.875% due 6/01/2017                                        620
                  AAA         Aaa      10,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                               Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)               11,226
                                               Pocahontas Parkway Association, Virginia, Toll Road
                                               Revenue Bonds:
                  NR*         B1        6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2030                       520
                  BB          NR*      18,400     Senior-Series B, 5.90%** due 8/15/2030                              2,477
                  BB          NR*      30,000     Senior-Series B, 5.95%** due 8/15/2033                              3,206
                  AAA         Aaa       1,925  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                               Series J, Sub-Series J-1, 5.20% due 7/01/2019 (d)                      1,967
                  AA+         Aa1       1,095  Virginia State, HDA, Rental Housing Revenue Bonds, AMT,
                                               Series B, 5.625% due 8/01/2011                                         1,139
                  AA+         Aa1       3,200  Virginia State, HDA, Revenue Bonds, AMT, Series D, 6% due
                                               4/01/2024                                                              3,339

Washington--0.7%  NR*         NR*       1,065  Seattle, Washington, Housing Authority Revenue Bonds
                                               (Replacement Housing Project), 6.125% due 12/01/2032                   1,034

Wisconsin--0.9%   BBB+        NR*       1,360  Wisconsin State Health and Educational Facilities Authority
                                               Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                  1,368

Virgin Islands--  BBB-        Baa3      3,600  Virgin Islands Government Refinery Facilities Revenue
2.5%                                           Refunding Bonds (Hovensa Coker Project), AMT, 6.50% due
                                               7/01/2021                                                              3,832

                                               Total Municipal Bonds (Cost--$235,033)--154.1%                       239,740


MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                       Shares
                                         Held  Short-Term Securities                                                Value
                                           12  Merrill Lynch Institutional Tax-Exempt Fund (g)                    $      12

                                               Total Short-Term Securities (Cost--$12)--0.0%                             12

                  Total Investments (Cost--$235,045++++)--154.1%                                                    239,752
                  Other Assets Less Liabilities--1.9%                                                                 2,891
                  Preferred Stock, at Redemption Value--(56.0%)                                                    (87,060)
                                                                                                                  ---------
                  Net Assets Applicable to Common Stock--100.0%                                                   $ 155,583
                                                                                                                  =========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2004.

(f)GNMA Collateralized.

(g)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                 (in Thousands)

                                           Net         Dividend
Affiliate                                Activity       Income

Merrill Lynch Institutional
   Tax-Exempt Fund                        (500)          $48


(h)Prerefunded.

(i)XL Capital Insured.

*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

++Ratings of issues shown are unaudited.

++++The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes, were as follows:

                                                 (in Thousands)

Aggregate cost                                     $    234,764
                                                   ============
Gross unrealized appreciation                      $     10,386
Gross unrealized depreciation                           (5,398)
                                                   ------------
Net unrealized appreciation                        $      4,988
                                                   ============


See Notes to Financial Statements.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of July 31, 2004 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    29.8%
AA/Aa                                       6.8
A/A                                        14.8
BBB/Baa                                    24.7
BB/Ba                                       4.4
B/B                                         2.8
CCC/Caa                                     1.6
NR (Not Rated)                             15.1



MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Statement of Net Assets

As of July 31, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$235,033,107)                                                                  $   239,740,227
           Investments in affiliated securities, at value (identified cost--$11,703)                                 11,703
           Cash                                                                                                     119,614
           Receivables:
               Interest                                                                   $     3,964,447
               Dividends from affiliates                                                            1,801         3,966,248
                                                                                          ---------------
           Prepaid expenses                                                                                          54,084
                                                                                                            ---------------
           Total assets                                                                                         243,891,876
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                               983,499
               Investment adviser                                                                 126,782
               Dividends to Common Stock shareholders                                              96,104
               Other affiliates                                                                     1,690         1,208,075
                                                                                          ---------------
           Accrued expenses                                                                                          40,611
                                                                                                            ---------------
           Total liabilities                                                                                      1,248,686
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (1,740 Series A Shares and 1,740 Series B Shares of AMPS* authorized,
           issued and outstanding at $25,000 per share liquidation preference)                                   87,059,926
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   155,583,264
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (11,128,829 shares issued and
           outstanding)                                                                                     $    1,112,883
           Paid-in capital in excess of par                                                                     164,637,007
           Undistributed investment income--net                                           $     3,859,076
           Accumulated realized capital losses on investments--net                           (18,732,822)
           Unrealized appreciation on investments--net                                          4,707,120
                                                                                          ---------------
           Total accumulated losses--net                                                                       (10,166,626)
                                                                                                            ---------------
           Total--Equivalent to $13.98 net asset value per share of Common Stock
           (market price--$13.53)                                                                           $   155,583,264
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Statement of Operations

For the Year Ended July 31, 2004
Investment Income

           Interest                                                                                         $    14,585,682
           Dividends from affiliates                                                                                 47,606
                                                                                                            ---------------
           Total income                                                                                          14,633,288
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,339,902
           Commission fees                                                                        220,770
           Accounting services                                                                     96,162
           Professional fees                                                                       58,115
           Transfer agent fees                                                                     44,630
           Printing and shareholder reports                                                        35,548
           Directors' fees and expenses                                                            33,848
           Listing fees                                                                            20,887
           Custodian fees                                                                          15,237
           Pricing fees                                                                            14,921
           Other                                                                                   33,685
                                                                                          ---------------
           Total expenses before reimbursement                                                  1,913,705
           Reimbursement of expenses                                                             (11,156)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     1,902,549
                                                                                                            ---------------
           Investment income--net                                                                                12,730,739
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

           Realized gain from investments--net                                                                    1,473,299
           Change in unrealized appreciation on investments--net                                                  4,093,131
                                                                                                            ---------------
           Total realized and unrealized gain on investments--net                                                 5,566,430
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (1,075,425)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    17,221,744
                                                                                                            ===============

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Statements of Changes in Net Assets
                                                                                                   For the Year Ended
                                                                                                        July 31,
Increase (Decrease) in Net Assets:                                                                2004              2003
Operations

           Investment income--net                                                         $    12,730,739    $   12,794,858
           Realized gain on investments--net                                                    1,473,299         1,901,703
           Change in unrealized appreciation on investments--net                                4,093,131       (3,570,923)
           Dividends to Preferred Stock shareholders                                          (1,075,425)       (1,117,585)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                17,221,744        10,008,053
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (11,454,921)      (10,608,927)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                      (11,454,921)     ( 10,608,927)
                                                                                          ---------------   ---------------

Common Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment
           of dividends                                                                           554,819           229,423
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                   6,321,642         (371,451)
           Beginning of year                                                                  149,261,622       149,633,073
                                                                                          ---------------   ---------------
           End of year*                                                                   $   155,583,264   $   149,261,622
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     3,859,076   $     3,665,947
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002       2001+++       2000+++
Per Share Operating Performance

           Net asset value, beginning of year                $    13.46   $    13.51   $    13.42   $    12.45   $    14.16
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                              1.15++++     1.16++++         1.10         1.06         1.08
           Realized and unrealized gain (loss) on
           investments--net                                         .50        (.15)        (.04)          .95       (1.67)
           Dividends and distributions to Preferred
           Stock shareholders:
               Investment income--net                             (.10)        (.10)        (.13)        (.28)        (.29)
               In excess of realized gain on
               investments--net                                      --           --           --           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.55          .91          .93         1.73        (.88)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders:
               Investment income--net                            (1.03)        (.96)        (.84)        (.76)        (.82)
               In excess of realized gain on
               investments--net                                      --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to
           Common Stock shareholders                             (1.03)        (.96)        (.84)        (.76)        (.83)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    13.98   $    13.46   $    13.51   $    13.42   $    12.45
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $    13.53   $    13.16   $    12.96   $    12.35   $  11.4375
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on market price per share                       10.75%        9.21%       12.12%       15.06%      (4.93%)
                                                             ==========   ==========   ==========   ==========   ==========
           Based on net asset value per share                    11.88%        7.15%        7.56%       14.86%      (5.44%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement*                  1.21%        1.26%        1.29%        1.28%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses*                                        1.22%        1.26%        1.29%        1.28%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net*                          8.13%        8.48%        8.27%        8.29%        8.71%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                            .69%         .74%         .95%        2.20%        2.34%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                           7.44%        7.74%        7.32%        6.09%        6.36%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock*

           Total expenses, net of reimbursement                    .78%         .80%         .81%         .79%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                          .78%         .80%         .81%         .79%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                           5.22%        5.38%        5.19%        5.14%        5.34%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002       2001+++       2000+++
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              1.23%        1.28%        1.60%        3.59%        3.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                        $  155,583   $  149,262   $  149,633   $  148,618   $  137,819
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                    $   87,000   $   87,000   $   87,000   $   87,000   $   87,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    31.03%       44.03%       46.31%       57.57%      129.35%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    2,788   $    2,716   $    2,720   $    2,708   $    2,584
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      223   $      279   $      409   $      908   $      967
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      395   $      363   $      394   $      890   $      893
                                                             ==========   ==========   ==========   ==========   ==========

             * Do not reflect the effect of dividends to Preferred Stock shareholders.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fees. Without such waiver, the Fund's performance would have been lower.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

           +++ Certain prior year amounts have been reclassified to conform to current year presentation.

               See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC., JULY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $7,264 has been reclassified between undistributed net investment income and accumulated net realized capital losses on investments as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2004, FAM reimbursed the Fund in the amount of $11,156.

For the year ended July 31, 2004, the Fund reimbursed FAM $5,137 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2004 were $75,273,197 and $73,253,247, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended July 31, 2004 and July 31, 2003 increased by 38,841 and 16,654, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2004 were as follows: Series A, 1.05% and Series B, 1.55%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $45,009 as commissions.



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.087000 per share on August 30, 2004 to share holders of record on August 16, 2004.

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003 was as follows:


                                       7/31/2004          7/31/2003

Distributions paid from:
  Tax-exempt income               $   12,530,346     $   11,726,512
                                  --------------     --------------
Total distributions               $   12,530,346     $   11,726,512
                                  ==============     ==============


As of July 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $    3,578,703
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         3,578,703
Capital loss carryforward                             (18,732,822)*
Unrealized gains--net                                   4,987,493**
                                                     --------------
Total accumulated losses--net                        $ (10,166,626)
                                                     ==============

  * On July 31, 2004, the Fund had a net capital loss carryforward of $18,732,822, of which $5,746,228 expires in 2008, $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

 ** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.




Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors,
MuniHoldings Fund II, Inc.

We have audited the accompanying statement of net assets of MuniHoldings Fund II, Inc., including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund II, Inc. at July 31, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.



(Ernst & Young)
Philadelphia, Pennsylvania
September 10, 2004



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund II, Inc. during its taxable year ended July 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.



Dividend Policy (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan') is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     125 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            160 Portfolios
Princeton,             Director     and       Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                       1998 to   since 1999; Chairman (Americas Region) of
Age: 63                             present   MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. from 1985 to present.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes       Director     1998 to   Professor Emeritus of Finance, School of      49 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 63                                       Urban Institute, Washington, D.C. from 1995
                                              to 1999.


Cynthia A. Montgomery  Director     1998 to   Professor, Harvard Business School since      49 Funds       Newell Rubber-
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       49 Portfolios  maid, Inc.
Princeton,                                    Graduate School of Management, Northwestern
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Kevin A. Ryan          Director     1998 to   Founder and currrently Director Emeritus      49 Funds       None
P.O. Box 9095                       present   of the Boston University Center for the       49 Portfolios
Princeton,                                    Advancement of Ethics and Character and
NJ 08543-9095                                 Director thereof from 1989 to 1999;
Age: 71                                       Professor from 1982 to 1999 and currently
                                              Professor Emeritus of Education of Boston
                                              University; formerly taught on the faculties
                                              of The University of Chicago, Stanford
                                              University and Ohio State University.


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from 1995    49 Funds       None
P.O. Box 9095                       present   to May 2001; Foreign Service Officer,         49 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995; Career Minister thereof from 1989
Age: 69                                       to 1995; Deputy Inspector General, U.S.
                                              Department of State from 1991 to 1994; U.S.
                                              Ambassador to the Hashemite Kingdom of
                                              Jordan from 1987 to 1990.


MUNIHOLDINGS FUND II, INC., JULY 31, 2004


Officers and Directors (unaudited)(concluded)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Richard R. West        Director     1998 to   Professor of Finance since 1984, Dean from    49 Funds       Bowne & Co.,
P.O. Box 9095                       present   1984 to 1993 and currently Dean Emeritus,     49 Portfolios  Inc.; Vornado
Princeton,                                    Leonard N. Stern School of Business                          Realty Trust;
NJ 08543-9095                                 Administration, New York University from                     Vornado
Age: 66                                       1994 to present; Professor of Finance                        Operating
                                              thereof from 1982 to 1994.                                   Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     2000 to   Self-employed financial consultant since      49 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         49 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 44                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 53


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 40


Robert A. DiMella      Vice         1998 to   Managing Director of MLIM since 2004; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          President    present   Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996
Princeton,                                    to 2002.
NJ 08543-9011
Age: 37


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                       present   since 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated
Princeton,                                    with MLIM since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286



NYSE Symbol
MUH



MUNIHOLDINGS FUND II, INC., JULY 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending July 31, 2004 - $31,500
                         Fiscal Year Ending July 31, 2003 - $30,550

(b) Audit-Related Fees - Fiscal Year Ending July 31, 2004 - $3,000
                         Fiscal Year Ending July 31, 2003 - $3,000

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -           Fiscal Year Ending July 31, 2004 - $5,200
                         Fiscal Year Ending July 31, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending July 31, 2004 - $0
                         Fiscal Year Ending July 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending July 31, 2004 - $8,200
    Fiscal Year Ending July 31, 2003 - $8,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Ronald W. Forbes
Cynthia A. Montgomery
Charles C. Reilly (retired as of December 31, 2003)
Kevin A. Ryan
Roscoe S. Suddarth
Richard R. West
Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Fund II, Inc.


Date: September 17, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Fund II, Inc.


Date: September 17, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund II, Inc.


Date: September 17, 2004